Exhibit 99.1

For release: October 30, 2025

Global Indemnity Group, LLC Reports Third Quarter 2025 Financial Results Highlighted by 54% Growth in Current Accident Year Underwriting Income and 19% Increase in Operating Income

Wilmington, Del., (October 30, 2025) – Global Indemnity Group, LLC (NYSE:GBLI) (the “Company”) today reported financial results for the three and nine months ended September 30, 2025.

Third Quarter 2025 Consolidated Results and Business Highlights

•
Operating income increased 19% to $15.7 million or $1.08 per share for 2025 compared to $13.2 million or $0.95 per share for the same period in 2024.

•
Net income available to common shareholders was $12.4 million or $0.86 per share for 2025 compared to $12.7 million or $0.92 per share for the same period in 2024.

•
Current accident year underwriting income increased 54% to $10.2 million for 2025 compared to $6.6 million for the same period in 2024 driven by strong property loss ratio performance.

•
Gross written premiums increased 9% to $108.4 million in 2025 compared to $99.8 million for the same period in 2024; Excluding terminated products, gross written premiums increased 13% to $108.5 million in 2025 compared to $96.4 million for the same period in 2024.
o
Vacant Express and Collectibles, in aggregate, grew 5% to $16.4 million in 2025 from organic agency growth, new agency appointments, and new products.
o
Wholesale Commercial grew 10% to $67.9 million in 2025 from premium rate increases, organic agency growth, new agency appointments, and new products.
o
Assumed Reinsurance increased 58% to $15.6 million in 2025 due to new treaties incepting during 2024 and 2025 and organic growth from existing treaties.
•
Current accident year combined ratio was 90.4% for 2025 compared to 93.5% for same period in 2024.
•
Net losses and loss adjustment expenses related to prior accident years were a decrease of less than $0.1 million for 2025.
•
Annualized investment return was 4.0% for 2025.

•
Net investment income increased 9% to $17.9 million in 2025 compared to $16.5 million for the same period in 2024.

•
Book value per share increased to $48.88 at September 30, 2025 from $48.35 at June 30, 2025; an increase of 1.8% including dividends paid of $0.35 per share for the three months ended September 30, 2025.
•
Shareholders' equity increased to $704.1 million at September 30, 2025 compared to $695.3 million at June 30, 2025.
•
AM Best affirmed Global Indemnity Group, LLC’s A (Excellent) rating for its U.S. insurance subsidiaries on August 8, 2025.
•
Acquired Sayata, an AI-enabled digital distribution marketplace and agency operations for commercial insurance.
•
Rebranded Penn-America Underwriters, LLC as Katalyx Holdings and Katalyx Holdings launched Valyn Re, its inaugural reinsurance managing general agency ("MGA"), as part of its new reinsurance platform expansion.
•
Announced transfer of listing of its class A common shares to Nasdaq Global Select Market; expected to begin trading November 4, 2025 under “GBLI”.

Selected Consolidated Operating and Balance Sheet Information

(Dollars in millions, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024

Select Operating Data:
Gross written premiums	$108.4	$99.8	$313.8	$294.0
Investment income	$17.9	$16.5	$47.4	$46.3
Annualized investment return	4.0%	7.9%	4.8%	6.1%
Underwriting income	$10.0	$5.8	$5.3	$14.6
Underwriting income, current accident year	$10.2	$6.6	$5.4	$15.3
Underwriting income, current accident year, excluding California Wildfires	$10.2	$6.6	$21.2	$15.3
Corporate expenses	$7.8	$5.9	$24.9	$18.7
Operating income	$15.7	$13.2	$21.8	$33.8
Operating income excluding California Wildfires	$15.7	$13.2	$34.1	$33.8
Net income available to common shareholders	$12.4	$12.7	$18.5	$33.9
Net income available to common shareholders excluding California Wildfires	$12.4	$12.7	$30.9	$33.9

Per Share Data:
Net income available to common shareholders per share	$0.86	$0.92	$1.30	$2.48
Net income available to common shareholders per share excluding California Wildfires	$0.86	$0.92	$2.17	$2.48
Operating income per share	$1.08	$0.95	$1.51	$2.45
Operating income per share excluding California Wildfires	$1.08	$0.95	$2.38	$2.45

Combined ratio analysis:
Loss ratio	50.1%	54.9%	58.8%	56.0%
Expense ratio	40.5%	39.4%	39.9%	39.2%
Combined ratio	90.6%	94.3%	98.7%	95.2%
Combined ratio, current accident year	90.4%	93.5%	98.7%	95.0%
Combined ratio, current accident year excluding California Wildfires	90.4%	93.5%	93.2%	95.0%

	As of September 30, 2025	As of June 30, 2025	As of March 31, 2025	As of December 31, 2024
Select Balance Sheet Data:
Cash and invested assets, net	$1,435.2	$1,433.0	$1,431.8	$1,440.7
Total assets	$1,734.1	$1,720.6	$1,713.6	$1,731.3
Shareholders’ equity	$704.1	$695.3	$687.1	$689.1

Book value per share	$48.88	$48.35	$47.85	$49.98
Book value per share plus cumulative
dividends and excluding AOCI	$57.62	$56.78	$56.08	$58.14
Shares Outstanding (in millions)	14.3	14.3	14.3	13.7

Changes in Common Shareholders' Equity and Book Value per Share

(Dollars and shares in millions, except per share data)

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at December 31, 2024	$685.1	13.7	$49.98
Net income	18.9	—	1.30
Fair value of fixed maturities	6.2	—	0.45
Stock compensation / share issuance (1)	5.2	0.6	(1.80)
Dividends	(15.3)	—	(1.05)
Balance at September 30, 2025	$700.1	14.3	$48.88

(1) includes 550,000 class A common shares designated as class A-2 common shares issued on March 6, 2025 for services performed in connection with the Company’s internal corporate reorganization.

Segment Data for the Three and Nine Months Ended September 30, 2025 and 2024

Segment Income for the Three Months Ended September 30,

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
(Dollars in millions)	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$99.4	$94.0	$0.3	$1.4	$—	$—	$99.7	$95.4
Commissions and fee income	15.0	—	—	0.3	0.1	0.1	(14.5)	—	0.6	0.4
Total revenues	$15.0	$—	$99.4	$94.3	$0.4	$1.5	$(14.5)	$—	$100.3	$95.8

Losses and expenses
Loss and loss adjustment expenses	$—	$—	$52.7	$51.4	$(2.4)	$1.0	$(0.4)	$—	$49.9	$52.4
Underwriting expenses	13.8	—	40.2	35.6	0.5	2.0	(14.1)	—	40.4	37.6
Total losses and expenses	$13.8	$—	$92.9	$87.0	$(1.9)	$3.0	$(14.5)	$—	$90.3	$90.0

Underwriting income (loss)	$1.2	$—	$6.5	$7.3	$2.3	$(1.5)	$—	$—	$10.0	$5.8

Segment Income for the Nine Months Ended September 30,

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
(Dollars in millions)	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$289.1	$272.5	$(1.0)	$12.3	$—	$—	$288.1	$284.8
Commissions and fee income	44.8	—	—	1.0	0.1	0.1	(43.3)	—	1.6	1.1
Total revenues	$44.8	$—	$289.1	$273.5	$(0.9)	$12.4	$(43.3)	$—	$289.7	$285.9

Losses and expenses
Loss and loss adjustment expenses	$—	$—	$175.2	$151.4	$(4.6)	$8.0	$(1.0)	$—	$169.6	$159.4
Underwriting expenses	39.5	—	116.2	104.5	1.4	7.4	(42.3)	—	114.8	111.9
Total losses and expenses	$39.5	$—	$291.4	$255.9	$(3.2)	$15.4	$(43.3)	$—	$284.4	$271.3

Underwriting income (loss)	$5.3	$—	$(2.3)	$17.6	$2.3	$(3.0)	$—	$—	$5.3	$14.6
Underwriting income (loss) excluding California Wildfires	$5.3	$—	$13.4	$17.6	$2.3	$(3.0)	$—	$—	$21.1	$14.6

Segment Data for the Three and Nine Months Ended September 30, 2025 and 2024

(Dollars in thousands)

Segment Written Premiums

	For the Three Months Ended September 30,
	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Direct written premiums	$92,916	$93,338	$43	$(40)	$92,959	$93,298
Assumed written premiums	15,625	9,906	(215)	(3,437)	15,410	6,469
Gross written premiums	$108,541	$103,244	$(172)	$(3,477)	$108,369	$99,767
Net written premiums	$105,708	$100,712	$(165)	$(3,535)	$105,543	$97,177

	For the Nine Months Ended September 30,
	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Direct written premiums	$278,156	$278,527	$161	$63	$278,317	$278,590
Assumed written premiums	38,593	19,317	(3,065)	(3,946)	35,528	15,371
Gross written premiums	$316,749	$297,844	$(2,904)	$(3,883)	$313,845	$293,961
Net written premiums	$308,215	$290,910	$(2,894)	$(3,897)	$305,321	$287,013

Direct Written Premiums Produced by Agency and Insurance Services Segment

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change
Wholesale Commercial	$67,931	$61,938	9.7%	$201,888	$186,870	8.0%
Vacant Express	11,341	11,219	1.1%	34,632	29,804	16.2%
Collectibles	5,087	4,471	13.8%	13,372	12,139	10.2%
Direct written premiums excluding Specialty Products	84,359	77,628	8.7%	249,892	228,813	9.2%
Specialty Products	8,557	15,710	(45.5%)	28,264	49,714	(43.1%)
Total direct written premiums	$92,916	$93,338	(0.5%)	$278,156	$278,527	(0.1%)

Assumed Written Premiums Produced by Belmont Segments

	For the Three Months Ended September 30,		%	For the Nine Months Ended September 30,		%
	2025	2024	Change	2025	2024	Change
Belmont Core	$15,625	$9,906	57.7%	$38,593	$19,317	99.8%
Belmont Non-Core	(215)	(3,437)	(93.7%)	(3,065)	(3,946)	(22.3%)
Total assumed written premiums	$15,410	$6,469	138.2%	$35,528	$15,371	131.1%

Global Indemnity Group, LLC

Consolidated Statements of Operations

(Unaudited)

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Gross written premiums	$108,369	$99,767	$313,845	$293,961
Net written premiums	$105,543	$97,177	$305,321	$287,013

Net earned premiums	$99,670	$95,413	$288,132	$284,806
Net investment income	17,911	16,488	47,400	46,319
Net realized investment gains (losses)	(3,994)	(512)	(3,731)	540
Other income	611	372	1,568	1,074
Total revenues	114,198	111,761	333,369	332,739

Net losses and loss adjustment expenses	49,875	52,400	169,561	159,446
Acquisition costs and other underwriting expenses	40,415	37,553	114,837	111,790
Corporate expenses	7,844	5,923	24,872	18,679
Income before income taxes	16,064	15,885	24,099	42,824
Income tax expense	3,541	3,125	5,221	8,605
Net income	12,523	12,760	18,878	34,219
Less: preferred stock distributions	110	110	330	330
Net income available to common shareholders	$12,413	$12,650	$18,548	$33,889

Per share data:
Net income available to common shareholders
Basic	$0.87	$0.93	$1.31	$2.49
Diluted	$0.86	$0.92	$1.30	$2.48
Weighted-average number of shares outstanding
Basic	14,297	13,665	14,148	13,618
Diluted	14,358	13,801	14,223	13,684

Cash distributions declared per common share	$0.35	$0.35	$1.05	$1.05

Combined ratio analysis:
Loss ratio	50.1%	54.9%	58.8%	56.0%
Expense ratio	40.5%	39.4%	39.9%	39.2%
Combined ratio	90.6%	94.3%	98.7%	95.2%

GLOBAL INDEMNITY GROUP, LLC

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	(Unaudited) September 30, 2025	December 31, 2024
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,314,418 and $1,394,639; net of allowance for expected credit losses of $0 at September 30, 2025 and December 31, 2024)	$1,309,379	$1,381,908
Equity securities, at fair value	33,625	12,284
Other invested assets	19,084	29,413
Total investments	1,362,088	1,423,605

Cash and cash equivalents	75,360	17,009
Premium receivables, net of allowance for expected credit losses of
$3,476 at September 30, 2025 and $3,530 at December 31, 2024	75,870	75,088
Reinsurance receivables, net of allowance for expected credit losses
of $8,992 at September 30, 2025 and December 31, 2024	64,262	66,855
Funds held by ceding insurers	23,919	30,026
Deferred income taxes	17,947	22,459
Deferred acquisition costs	45,523	41,136
Intangible assets	17,000	14,103
Goodwill	4,820	4,820
Prepaid reinsurance premiums	3,661	3,320
Receivable for securities	—	52
Income tax receivable	6,071	825
Lease right of use assets	8,424	9,295
Other assets	29,143	22,660
Total assets	$1,734,088	$1,731,253

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$761,681	$800,391
Unearned premiums	200,941	183,411
Reinsurance balances payable	2,700	8,181
Payable for securities	2,227	—
Contingent commissions	5,606	6,826
Lease liabilities	8,922	10,371
Other liabilities	47,876	32,924
Total liabilities	$1,029,953	$1,042,104

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares
authorized; class A common shares issued: 11,818,110 and 11,202,355, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively); class A common shares outstanding: 10,530,342 and 9,914,587, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0,
respectively); class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	464,796	459,578
Accumulated other comprehensive income (loss), net of tax	(4,200)	(10,410)
Retained earnings (1)	272,231	268,673
Class A common shares in treasury, at cost: 1,287,768 and
1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	704,135	689,149

Total liabilities and shareholders’ equity	$1,734,088	$1,731,253

(1)
Since the Company’s initial public offering in 2003, the Company has returned $644 million to shareholders, including $522 million in share repurchases and $122 million in dividends/distributions.

GLOBAL INDEMNITY GROUP, LLC

SELECTED INVESTMENT DATA

(Dollars in millions)

	Market Value as of
	(Unaudited) September 30, 2025	December 31, 2024

Fixed maturities	$1,309.4	$1,381.9
Cash and cash equivalents	75.3	17.0
Total fixed maturities and cash and cash equivalents	1,384.7	1,398.9
Equities and other invested assets	52.7	41.7
Total cash and invested assets, gross	1,437.4	1,440.6
Receivable/(payable) for securities	(2.2)	0.1
Total cash and invested assets, net	$1,435.2	$1,440.7

	Total Pre-Tax Investment Return
	For the Three Months Ended September 30, (Unaudited)		For the Nine Months Ended September 30, (Unaudited)
	2025	2024	2025	2024

Fixed maturities	$15.2	$15.8	$45.1	$44.2
Equities	0.7	0.2	1.0	0.6
Limited partnerships	2.0	0.5	1.3	1.5
Net investment income	17.9	16.5	47.4	46.3

Net realized investment gains (losses)	(4.0)	(0.5)	(3.7)	0.5
Net unrealized investment gains	0.6	12.8	7.8	18.8
Net realized and unrealized investment return	(3.4)	12.3	4.1	19.3

Total investment return	$14.5	$28.8	$51.5	$65.6

Average total cash and invested assets	$1,434.1	$1,451.6	$1,437.9	$1,429.3

Total annualized investment return %	4.0%	7.9%	4.8%	6.1%

SUMMARY OF OPERATING INCOME

(Dollars and shares in thousands, except per share data)

	For the Three Months Ended September 30, (Unaudited)		For the Nine Months Ended September 30, (Unaudited)
	2025	2024	2025	2024

Operating income, net of tax (1)	$15,663	$13,162	$21,810	$33,790

Net realized investment gains (losses), net of tax	(3,140)	(402)	(2,932)	429
Net income	$12,523	$12,760	$18,878	$34,219

Weighted average shares outstanding – diluted	14,358	13,801	14,223	13,684

Operating income per share – diluted (2)	$1.08	$0.95	$1.51	$2.45

(1)
Operating income, net of tax, excludes preferred shareholder distributions of $0.1 million for each of the three months ended September 30, 2025 and 2024 and $0.3 million for each of the nine months ended September 30, 2025 and 2024.
(2)
The operating income per share calculation is net of preferred shareholder distributions of $0.1 million for each of the three months ended September 30, 2025 and 2024 and $0.3 million for each of the nine months ended September 30, 2025 and 2024.

Note Regarding Operating Income

Operating income, a non-GAAP financial measure, is equal to net income excluding after-tax net realized investment gains (losses) and other unique charges not related to operations. Operating income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.

Reconciliation of non-GAAP financial measures and ratios

The tables below reconcile the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	For the Nine Months Ended September 30,
(Dollars in thousands)	2025	2024

Consolidated current accident year underwriting income excluding California Wildfires
Underwriting income (1)	$5,302	$14,644
Effect of prior accident year	130	703
Current accident year underwriting income (2)	5,432	15,347
California Wildfires net losses and loss adjustment expenses	15,757	—
Current accident year underwriting income excluding California Wildfires (2)	$21,189	$15,347

Belmont Core underwriting income excluding California Wildfires
Underwriting income (loss) (1)	$(2,345)	$17,616
California Wildfires net losses and loss adjustment expenses	15,757	—
Underwriting income excluding California Wildfires (2)	$13,412	$17,616

Consolidated underwriting income excluding California Wildfires
Underwriting income (1)	$5,302	$14,644
California Wildfires net losses and loss adjustment expenses	15,757	—
Underwriting income excluding California Wildfires (2)	$21,059	$14,644

Net income available to common shareholders excluding California Wildfires
Net income available to common shareholders (1)	$18,548	$33,889
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,338	—
Net income available to common shareholders excluding California Wildfires (2)	$30,886	$33,889

Operating income excluding California Wildfires
Operating income (4)	$21,810	$33,790
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	12,338	—
Operating income excluding California Wildfires (2)	$34,148	$33,790

Current accident year combined ratio excluding California Wildfires
Combined ratio (1)	98.7%	95.2%
Effect of prior accident year	—	(0.2%)
Current accident year combined ratio (2)	98.7%	95.0%
Impact of California Wildfires	(5.5%)	—
Current accident year combined ratio excluding California Wildfires (2)	93.2%	95.0%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.8 million less tax benefit of $3.5 million.

(4) See previous table for reconciliation of operating income (loss) to net income (loss) which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC and its subsidiaries

Global Indemnity Group, LLC (NYSE: GBLI) is a publicly traded holding company with a diversified portfolio of property and casualty insurance-related entities.

Katalyx Holdings LLC includes:

•
Four managing general agencies focused on sourcing, underwriting, and servicing primary and reinsurance business: Penn-America Insurance Services, LLC; Valyn Re LLC; J.H. Ferguson & Associates, LLC (including Vacant Express); and Collectibles Insurance Services, LLC.
•
Three specialized insurance product and service entities: Kaleidoscope Insurance Technologies, Inc., a developer of proprietary underwriting and policy systems supporting Katalyx’s MGAs and broader digital initiatives; Sayata, an AI-enabled insurance marketplace; and Liberty Insurance Adjustment Agency, Inc., a provider of claims evaluation, adjustment, and related services.

Belmont Holdings GX, Inc. includes:

•
Five statutory insurance carriers, each rated “A” (Excellent) by AM Best:
Penn-America Insurance Company, United National Insurance Company, Penn-Patriot Insurance Company, Diamond State Insurance Company, and Penn-Star Insurance Company.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Information

The forward-looking statements in this press release are made pursuant to the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934 and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in such statements. These statements are based on management’s current expectations and information available as of the date of this release.

Factors that could cause actual results to differ include, among others, risks related to the timing and execution of the Company’s strategy, and other operational or strategic risks. Additional details regarding these and other risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. Global Indemnity undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Contact:	Scott Eckstein / Patrick Federle
KCSA Strategic Communications
(212) 896-1210
GBLI@kcsa.com